USAA SUSTAINABLE WORLD FUND

Fund Shares (USAWX), Institutional Shares (UIWGX),

and Class A (USWGX)

Supplement Dated October 1, 2020, to the Summary Prospectus

Dated October 1, 2020

Effective October 1, 2020, the USAA World Growth Fund (the "Fund") changed its name to the USAA Sustainable World Fund. However, for system reasons, the Fund's name will continue to appear as the USAA World Growth Fund on usaa.com and on confirmations and statements until at least October 12, 2020. Thereafter, the Fund's name will be reflected as the USAA Sustainable World Fund.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

SWF-SUMPROSUPP1(1020)